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                                                                   EXHIBIT 10.55

                         AMENDMENT TO FACTORING AGREMENT

      AMENDMENT AGREEMENT made as of this 31st day of March, 2005 between R.G. BARRY CORPORATION, an Ohio corporation ("Borrower") and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation ("CIT"), in its capacity as factor under the Factoring Agreement defined below (in such capacity, "Factor").

                                   BACKGROUND

      Borrower and Factor are party to a certain factoring agreement between Borrower and Factor dated as of March 29, 2004 (as amended, the "Factoring Agreement") pursuant to which Borrower agreed to sell to Factor, and Factor agreed to buy from Borrower, accounts receivable of Borrower, and Factor made Advances to Borrower, all subject to the terms and conditions of the Factoring Agreement. All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Financing Agreement.

      Pursuant to Financing Agreement dated as of the date hereof, CIT has agreed to finance certain accounts receivable of Borrower and, accordingly, Borrower no longer desires to factor its accounts receivable nor request Advances from Factor.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

            1. Effective as of the date hereof, (a) Borrower will not sell or assign to Factor any of its Accounts and Factor will not purchase any Accounts of Borrower and (b) Factor will no longer extend any Advances to Borrower.

            2. Except as specifically provided for in paragraph 1 hereof, the Factoring Agreement shall remain in full force and effect in accordance with the terms thereof.

            3. This agreement shall be governed by the laws of the State of New York, and unless the context of this agreement otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

            4. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns. No other person, firm, entity or corporation shall have any right, benefit, priority or interest under, or because of the existence of this Agreement.

            5. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to
Factoring Agreement to be executed by their respective corporate officers thereunto duly authorized as of the day and year first above written.

                               R.G. BARRY CORPORATION

                               By: /s/ Thomas Von Lehman
                                   ---------------------------------------------
                                   Name: Thomas Von Lehman
                                   Title: President and Chief Executive Officer

                               THE CIT GROUP/COMMERCIAL SERVICES,
                               INC., as Factor

                               By: /s/ Marc Theisinger
                                   ---------------------------------------------
                                   Name: Marc Theisinger
                                   Title: Vice President

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